UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2014

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES.

On February 19, 2014, Bimini Capital Management, Inc. (the “Company”) issued a total of 757,895 shares of fully vested Class A Common Stock (the “Shares”) to its executive officers.  The Shares were issued as part of the bonus compensation that was paid to the executive officers with respect to services they performed during 2013.  The Shares were valued at $0.38 per share, which was the closing market price of the Class A Common Stock on the day the Company’s Compensation Committee set the bonuses.  Issuance of the Shares was exempt from registration under the Securities Act of 1933 pursuant to Section 4(a)(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014	BIMINI CAPITAL MANAGEMENT, INC

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer